UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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ARCHON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ARCHON CORPORATION

4336 Losee Road, Suite 5

North Las Vegas, Nevada 89030

June 1, 2007

Dear Common Stock and/or Preferred Stock Shareholders of Archon Corporation:

We are pleased to invite you to attend the 2007 annual meeting of stockholders of Archon Corporation. The annual meeting will be held at the offices of the Law Firm of Jones Vargas located at the 3rd Floor South, 3773 Howard Hughes Parkway, Las Vegas, Nevada 89109 on Friday, June 22, 2007, at 10:00 a.m. pacific daylight time. We hope that you will be able to attend the annual meeting in person and we look forward to seeing you. The agenda for the annual meeting is described in the accompanying notice of annual meeting and related proxy statement.

At the annual meeting the common stockholders will be asked to:

•	elect one director who will serve until the 2010 annual meeting of stockholders; and

•	approve of the financial statements for the prior fiscal year and ratify the Company’s selection of its independent registered public accounting firm for the current fiscal year.

The preferred stockholders will be asked to:

•	elect one special director who will serve until the 2010 annual meeting of stockholders.

We encourage you to attend the meeting in person. Whether or not you plan to attend, your vote is important, regardless of the number of shares that you own. After reading the enclosed notice of annual meeting and related proxy statement, please sign and date the enclosed proxy card and return it to us in the provided envelope.

Sincerely,
ARCHON CORPORATION

/s/ Paul W. Lowden
Paul W. Lowden
Chairman of the Board and President

ARCHON CORPORATION

4336 Losee Road, Suite 5

North Las Vegas, Nevada 89030

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2007 annual meeting of the stockholders of Archon Corporation, a Nevada corporation (the “Company”), will be held at the offices of the Law Firm of Jones Vargas located at the 3rd Floor South, 3773 Howard Hughes Parkway, Las Vegas, Nevada 89109, on Friday June 22, 2007, commencing at 10:00 a.m. pacific daylight time for the following purposes:

For holders of Company common stock:

1.	to elect one director, who will serve until the 2010 annual meeting of stockholders and until her successor is elected and qualified and

2.	to approve the financial statements for the prior fiscal year and to ratify the selection of the Company’s independent registered public accounting firm for the current fiscal year.

For holders of exchangeable redeemable preferred stock:

3.	to elect one special director, who will serve until the 2010 annual meeting of stockholders or until his successor is elected and qualified or such earlier date as described in this proxy statement.

In addition, to consider and act upon such other business as may properly come before the annual meeting and at any adjournment or postponement thereof.

Pursuant to the Company’s by laws, the Company’s board of directors has fixed the time and date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof as of the close of business on May 11, 2007 (the “Record Date”). Accordingly, only stockholders of record (common and/or preferred) on that date and at that time will be entitled to vote with respect to matters to be submitted to stockholders at the annual meeting and at any adjournment or postponement thereof, notwithstanding any transfer of stock on the books of the Company after the record date.

It is important that your shares be represented at the annual meeting, regardless of the number you hold. Whether or not you plan to attend the annual meeting, please sign, date and mail the enclosed proxy card in the return envelope, which requires no postage in the United States.

By Order of the Board of Directors

/s/ Suzanne Lowden
Suzanne Lowden
Assistant Secretary

ARCHON CORPORATION

4336 Losee Road, Suite 5

North Las Vegas, Nevada 89030

(702) 732-9120

PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS

June 1, 2007

This proxy statement and proxy are first being mailed on or about June 1, 2007 to holders of common stock, $0.01 par value (“Common Stock”) and, in addition, to holders of the exchangeable redeemable preferred stock, $2.14 liquidation value, (“Preferred Stock”) of Archon Corporation, a Nevada corporation (the “Company”), who are of record as of the close of business on May 11, 2007 (the “Record Date”).

The enclosed proxy for holders of common stock and proxy for holders of preferred stock are solicited on behalf of the Company’s board of directors (the “Board”) for use at the 2007 annual meeting of stockholders to be held on Friday June 22, 2007, at 10:00 a.m. pacific daylight time at the offices of the Law Firm of Jones Vargas located at 3rd Floor South, 3773 Howard Hughes Parkway, Las Vegas, Nevada 89109, including any adjournment or postponement of the annual meeting. A stockholder may revoke its proxy at any time prior to its use by:

•	providing written revocation to the Assistant Secretary of the Company at its offices; or

•	executing and delivering a later-dated proxy; or,

•	appearing at the annual meeting and voting his, her or its shares in person.

Shares represented by an unrevoked proxy will be voted as directed by the stockholder. If no direction is given with respect to a Common Stock proxy, shares will be voted for:

•	the reelection of current director Suzanne Lowden as a “Common Stock” director to serve until the 2010 annual meeting of stockholders or until her successor is elected and qualified;

•

the approval of the prior fiscal year financial statements audited and reviewed by the accountancy firm of Ernst Young LLP and the ratification of the selection of Piercy Bowler Taylor & Kern as the Company’s independent registered public accounting firm and outside auditors to audit and review the current year financial statements for the Company; and

•	any other matters properly presented to the stockholders at the annual meeting and at any adjournment or postponement.

If no direction is given with respect to a Preferred Stock proxy, shares of Preferred Stock will be voted for the reelection of current special director Richard H. Taggart as a Preferred

Stock special director to serve until the 2010 annual meeting of stockholders or until his successor is elected and qualified; or, until the preferred stockholders are no longer entitled to have representation on the Board.

VOTING RIGHTS

Only stockholders of record at the close of business on May 11, 2007, the Record Date, are entitled to notice of and to vote at the annual meeting. On that date, 6,280,931 shares of Common Stock and 4,413,777 shares of Preferred Stock were outstanding.

The presence, either in person or by proxy, of persons entitled to vote at least a majority of the outstanding Common Stock is necessary to constitute a quorum for the transaction of business by the common stockholders at the annual meeting. Paul W. Lowden, Chairman of the Board and President of the Company, beneficially holds approximately 74.7% of the Common Stock and has advised the Company that his shares will be present and voted at the annual meeting.

Each share of Common Stock is entitled to one vote in connection with each matter submitted for approval by the common stockholder. Abstentions and any shares as to which a broker or nominee does not vote on a particular matter will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will be counted as shares present and entitled to vote on the proposals. Broker non-votes will not be counted as shares present and entitled to vote on the proposals. As a result,

•

abstentions will have: (a) no effect on the election of directors; and, (b) will be considered a vote against the proposal to ratify the prior financial statements and the selection of the independent registered public accounting firm.

•

broker non-votes will have: (a) no effect on the election of directors; and, (b) will be considered a vote against the proposal to ratify the prior financial statements and the selection of the independent registered public accounting firm.

Paul W. Lowden is as of the Record Date the beneficial owner of 4,900,144 shares of Common Stock, or approximately 74.7%, of the total outstanding Common Stock of the Company. Mr. Lowden has advised the Company that he intends to vote the Common Stock of which he is the record holder for: (a) the nominee for election as the “Common Stock” director, Ms. Lowden, as named in this proxy statement; and, (b) for the approval of the prior fiscal year’s financial statements and for the ratification of the selection of the accountancy firm of Piercy Bowler Taylor & Kern as the Company’s independent registered public accounting firm for the current fiscal year.

In addition, Paul W. Lowden is as of the Record Date the beneficial owner of 810,000 shares of Preferred Stock, or approximately 18.4 % of the total outstanding Preferred Stock of the Company. Mr. Lowden has advised the Company that he intends to vote the Preferred Stock of which he is the record holder for the nominee for election of the “Preferred Stock” director, Mr. Taggart, as named in this proxy statement.

None of the proposals to be voted on at the annual meeting creates a right of appraisal or dissent under Nevada law.

COMMON STOCKHOLDERS’ AGENDA

Proposal 1 — Election of One Director To Serve Until The Year 2010

The authorized number of directors of the Company now serving the Company is six, of which four are elected by the holders of Common Stock and two are elected by the holders of Preferred Stock in accordance with the certificate of designation of the Preferred Stock. The directors are divided into three classes or groups, which is often referred to as a staggered board.

The table below provides additional information regarding the terms of the directors of the Company now serving and subject to reelection. Mrs. Lowden and Messrs. Lowden, Delaney and Raggio are the directors elected by the common stockholders and Messrs. Taggart and Foster are the special directors elected by the preferred stockholders. For additional information regarding the directors, See: “Directors and Executive Officers.”

Nominee Directors	Nominee For Term to Expire at the Annual Meeting:
Suzanne Lowden	2010
Richard H. Taggart	2010

Continuing Directors	Term Expires at the Annual Meeting In:
Paul W. Lowden	2008
William J. Raggio	2008
John W. Delaney	2009
Howard E. Foster	2009

The Board has nominated Suzanne Lowden to stand for reelection on behalf of the common stockholders at the upcoming annual meeting and to serve until the 2010 meeting or until her successor has been elected and qualified. The enclosed proxy, unless indicated to the contrary, will be voted for the election of Mrs. Lowden.

The Company has been advised by Mrs. Lowden that she is willing to be named as a nominee and is willing to continue to serve as a (Common Stock) director if reelected. However, if she should be unable or unwilling to serve as a director, the proxy holders may vote the enclosed proxy for a substitute nominee for election as a director by the common stockholders selected by the Board in its discretion. The affirmative vote of a plurality of Common Stock represented in person or by proxy and entitled to vote at the annual meeting is required to elect the director.

Regarding Proposal 1, the Board recommends that Common Stock stockholders vote

“for” the election of Mrs. Lowden as a (Common Stock) Director.

Proposal 2 — Approval of 2006 Financial Statements; Ratification of Outside

Auditors For 2007

The Company seeks ratification of the prior fiscal year’s financial statements dated September 30, 2006 as audited and reviewed by the accountancy firm of Ernst & Young LLP.

In addition, the Company seeks ratification of the selection of the accountancy firm selected by the Company’s Audit Committee to audit and review the current fiscal year financial statements of the Company. The Board has selected Piercy Bowler Taylor & Kern (“PBT&K”) to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending September 30, 2007.

Representatives of both Ernst & Young LLP (representing the auditors for the prior fiscal year) and PBT&K (representing the auditors proposed for the current fiscal year) are expected to be present in person or via a telephonic conference call at the annual meeting, and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions of shareholders regarding their respective duties.

The affirmative vote of a majority of the votes cast at the annual meeting is required to approve of the prior fiscal year’s financial statements and to approve of the selection of PBT&K as the Company’s independent registered public accounting firm for the current fiscal year.

Regarding Proposal 2, the Board recommends that Common Stock stockholders vote

“for” the approval of the prior fiscal year’s financial statements and for the selection of

Piercy Bowler Taylor & Kerns to audit and review the current fiscal year’s financial statements.

PREFERRED STOCKHOLDERS’ AGENDA

Proposal 3 — Election of Special Director

The Board has nominated Richard H. Taggart to stand for reelection by the preferred stockholders at the upcoming annual meeting and to serve until the 2010 annual meeting; or, until his successor has been elected and has qualified; or, until the preferred stockholders are no longer entitled to have representation on the Board. The enclosed proxy, unless indicated to the contrary, will be voted for the election of Mr. Taggart.

The Company has been advised by Mr. Taggart, that he is willing to be named as a nominee and is willing to continue to serve as a director, if reelected. However, if he should be unwilling or unable to serve as a director, the proxy holders may vote the enclosed proxy for a substitute nominee for election as a director by the preferred stockholders selected by the Board in its discretion. The affirmative vote of holders of a plurality of Preferred Stock represented in person or by proxy and entitled to vote at the annual meeting is required to elect the special director.

Regarding Proposal 3, the Board recommends that preferred stockholders vote “for” the election of Mr. Taggart.

DIRECTORS AND EXECUTIVE OFFICERS

The following is a list of the current executive officers and directors, including the nominees for election to the Board:

Name	Age	Position with the Company
Paul W. Lowden(1)	63	Chairman of the Board, President and Chief Executive Officer
Suzanne Lowden	54	Director, Executive Vice-President and Assistant Secretary
John W. Delaney(1))(3)	58	Director
William J. Raggio(2)(3)	80	Director
Howard E. Foster(2)	62	Preferred Stockholder Special Director
Richard H. Taggart(2)	64	Preferred Stockholder Special Director

(1)	Currently also a member of the Executive Committee of the Board.

(2)	Currently also a member of the Audit Committee of the Board.

(3)	Currently also a member of the Compensation Committee of the Board.

Paul W. Lowden

Paul W. Lowden has served as President, Chairman of the Board and Chief Executive Officer of the Company since its formation in September 1993. Mr. Lowden held the same positions with the Company’s predecessor, Sahara Resorts, from 1982 to 1993. Mr. Lowden is married to Suzanne Lowden. Mr. Lowden’s term as a director of the Company expires at the annual meeting of stockholders in 2008.

Suzanne Lowden

Suzanne Lowden, has served as a director and Executive Vice President of the Company since its formation and served as a director of Sahara Resorts since 1987. Mrs. Lowden was elected Vice President of Sahara Resorts in July 1992. She is also a founding board member of Commercial Bank of Nevada which was acquired by Colonial Bank in 1998. Mrs. Lowden sits on the board of directors of Colonial Bank of Nevada. Mrs. Lowden served as a Nevada State Senator from November 1992 through 1996. She worked for the CBS affiliate in Las Vegas from 1977 to 1987 as an anchorwoman and reporter. Mrs. Lowden serves on the board of directors of the Muscular Dystrophy Association and has been elected as the Chairman of the Finance Committee and Treasurer. She and Paul W. Lowden have been married for 25 years. Mrs. Lowden has been nominated for reelection to the Board for a term that expires at the annual meeting of stockholders in 2010.

John W. Delaney

John W. Delaney, has served as a director of the Company since January 1997. Mr. Delaney is currently president and chief executive officer of Central Banc Corporation, a mortgage banking firm, located in Bellevue, Washington where he has been employed since 1978. Mr. Delaney’s term as a director of the Company expires at the annual meeting of stockholders in 2009.

William J. Raggio

William J. Raggio has served as a director, Vice President, Secretary and Corporate Counsel of the Company since its formation in 1993 until 1999. Mr. Raggio held the same position with Sahara Resorts from 1982 until September 1993. Mr. Raggio resigned his position on the board of directors of the Company and certain of its subsidiaries in May 1999 due to a potential conflict caused by his position on the board of another gaming company, a position that Mr. Raggio no longer holds. Mr. Raggio was reappointed to the board of directors of the Company in December 2000. Mr. Raggio is a shareholder and member of the Law Firm Jones Vargas of Reno, Nevada. Since 1972 he has been a Nevada State Senator. Mr. Raggio was a director of Sierra Health Services, Inc., a Nevada corporation until May 2006. He currently has been designated director emeritus. Mr. Raggio’s term as a director of the Company expires at the annual meeting of stockholders in 2008.

Howard E. Foster

Howard E. Foster has served as a special director of the Company elected by holders of the Company’s Preferred Stock since May 2000. Since 1980, Mr. Foster has been the President of Howard Foster and Company, an investment advisor firm located in San Rafael, California and specializing in small capitalization stocks, turnaround situations and financially distressed companies. Prior to that time, Mr. Foster served as chief financial officer of two publicly-held companies, Associated Products and Bio-Rad Laboratories, and previously worked in the audit, tax and management consulting divisions of Arthur Andersen & Co. Mr. Foster has served on the boards of directors of Bio-Rad Laboratories, Barringer Technologies and Nevada National Bancorporation, where he served as a director elected by preferred stockholders of Nevada National Bancorporation. Mr. Foster’s term as a special director of the Company expires at the annual meeting of stockholders in 2009, or, if earlier, the date on the Preferred Stock interest is no longer represented on the Board.

Richard H. Taggart

Richard H. Taggart, has served as a special director of the Company’s Exchangeable, Redeemable Preferred Stock since October 2006, when he was appointed by the Board of Directors to fill a resignation. Over a twenty-six year career, Mr. Taggart held various positions, such as, senior executive vice president, subsidiary president, board and executive committee member at Valley Bank and its parent, Valley Capital Corporation, where he retired from banking in 1992. He currently serves on the boards of Haycock Petroleum, Colonial Bank of Nevada, Boulder Dam Council of the Boy Scouts of America Executive Board and the Las Vegas Country Club. Mr. Taggart has been nominated for reelection to the Board for a term that expires at the annual meeting of stockholders in 2010, or, if earlier, the date on the Preferred Stock interest is no longer represented on the Board.

THE BOARD AND ITS COMMITTEES

During the fiscal year ended September 30, 2006, the Board held two meetings. Each of the directors attended at least one of the two regular director meetings.

The Board has standing executive, audit and compensation committees. During the last fiscal year, the executive committee held four (4) meetings; the audit committee held five (5) meetings and the compensation committee held two (2) meetings. All committee members attended at least 75% of the committee meetings for which they were scheduled.

Membership in the various committees is determined by selection of the full Board. The function of the executive, audit and compensation committees and their membership are described below.

Executive Committee

The executive committee is authorized to exercise, to the fullest extent permitted by Nevada law and the By-laws of the Company, as amended, all of the authority of the Board between Board meetings. The executive committee is composed of Paul W. Lowden (Chairman), John W. Delaney and, until January 2007, John M. Garner. Mr. Garner has become a consultant to the Company. Currently the third position on the Executive Committee remains unfilled.

Audit Committee

The audit committee’s primary responsibilities include recommending which firm of accountants should be selected as the Company’s independent auditors, overseeing the independent auditor relationship, providing guidance and oversight to the Company’s internal audit activities, reviewing the audited financial statements and quarterly financial information with the independent auditors and management and discussing the quality and adequacy of the Company’s internal controls. The audit committee is currently composed of directors Howard E. Foster (Chairman), William J. Raggio and Richard H. Taggart.

The Board deems Messrs. Foster, Raggio and Taggart to be independent directors, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. Rule 4200(a)(15) provides that a director is not independent for purposes of the rule if, among other things, the director has been employed by the Company or its affiliates in any of the last three years.

The Board deems Mr. Foster to be a financial expert within the meaning of Item 401(h)(2) of Regulation S-K, which generally means the Company believes Mr. Foster has an understanding of accounting principles generally accepted in the United States; the ability to assess the general application of such principles; experience preparing, auditing, analyzing, or evaluating financial statements similar to the Company’s; an understanding of internal control over financial reporting; and an understanding of audit committee functions. Mr. Foster’s relevant experience is summarized under “Directors and Executive Officers-Howard Foster,” above.

The audit committee operates under a written charter adopted by the Board and further revised in 2004. In addition, the Board adopted a policy for the pre-approval of independent auditor services.

Compensation Committee

The compensation committee establishes compensation for the executive officers of the Company, administers the Key Employee Stock Option Plan (the “Plan”), authorizes grants of options and sales of shares under the Plan and recommends to the full board any modifications of the Plan. The compensation committee is composed of William J. Raggio (Chairman) and John W. Delaney.

The members of the compensation committee, William J. Raggio and John W. Delaney, are non-employee directors. William J. Raggio, who from 1982 to 1999 served as Vice President, Secretary and General Counsel of the Company and its predecessors, is a stockholder and a member of the law firm of Jones Vargas. During fiscal year 2006, and on an ongoing basis, the Company has retained Jones Vargas to advise the Company regarding various legal matters, and the Company continues to engage Jones Vargas for legal representation. Mr. Delaney has not been an officer of the Company or any of its subsidiaries, although Mr. Delaney is the president of Central Banc Corporation. Prior to fiscal year 2004, the Company purchased from Central Banc Corporation an aggregate of approximately $0.9 million of commercial and residential loans originally funded by Central Banc Corporation to unaffiliated third parties. At September 30, 2006, Central Banc Corporation owed the Company approximately $0.1 million. See, “Certain Relationships and Transactions.”

Nominating Committee

The Board has determined that a nominating committee is not necessary or appropriate for the Company due to the controlling interest in the Company currently held by the Company’s principal stockholder and Chairman of the Board, Paul W. Lowden. For the same reason, the Board currently does not accept Board nominations from the Company’s stockholders. At this time, nominees to fill Board positions are approved by the full Board.

Committee Reports

See below for additional information regarding certain key committees of the Board contained in the reports of the Compensation Committee and the Audit Committees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

As stated above, the members of the compensation committee, John W. Delaney and William J. Raggio, are non-employee directors. Mr. Delaney has never been an officer of the Company or any of its subsidiaries. Mr. Delaney is the president of J & J Mortgage, a mortgage banking company of which Paul W. Lowden is a director and sole stockholder. During fiscal year 2001 through fiscal year 2003, the Company purchased from J & J Mortgage an aggregate of $0.7 million of commercial and residential loans originally funded by J & J Mortgage to unaffiliated third parties. See “Certain Relationships and Transactions.”

William J. Raggio, who from 1982 to 1999 served as Vice-President, Secretary and General Counsel of the Company and its predecessors, is a shareholder and a member of the law firm of Jones Vargas. During fiscal years 2006, 2005 and 2004, the Company retained Jones Vargas to advise the Company regarding various legal matters, and the Company continues to engage Jones Vargas for legal representation.

COMPENSATION OF DIRECTORS

Directors who are not employees of the Company or its affiliates receive $24,000 annually and $1,000 per Board meeting attended; $800 per committee meeting attended as a member; and, an additional $100 per committee meeting attended as a committee chairman.

Prior to March 31, 2002, upon first being elected to the Board, each non-employee director received nonqualifed options to purchase 12,500 shares of common stock at an exercise price equal to the fair market value of the common stock on the date of grant. Such options were fully vested at the date of grant. The non-employee director stock option plan, pursuant to which such options were granted, ceased granting options in March 2002.

2006 Directors Compensation

Name	Fees Earned Or Paid In Cash	Stock Awards	Option Awards	Non- Equity Incentive Plan Compensation	Non- Qualified Deferred Compensation Earnings	All Other Compensation	Total
John W. Delaney	$33,900	$0	$0	$0	$0	$0	$33,900
William J. Raggio	32,900	0	0	0	0	0	32,900
Howard E. Foster	31,200	0	0	0	0	0	31,200
Jay Parthemore *	26,600	0	0	0	0	0	26,600
Richard Taggart *	4,000	0	0	0	0	0	4,000

*	Note: Director Richard Taggart replaced Director Jay Parthemore in October 2006.

COMPANY POLICIES WITH RESPECT TO DIRECTORS

The Company requires all members of the Board to comply with all Company policies prior to attending a newly elected director’s first meeting of the Board. These requirements include filing, to the extent necessary, a gaming application or notice with the Nevada gaming authorities and executing a confidentiality agreement. Until such time as an elected individual has complied with these requirements, he or she will not be entitled to the benefits of the directorship position, including any director fees or stock option awards that would have otherwise been paid or granted.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. People who are subject to the reporting obligations of Section 16(a) are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

Based solely on our review of the copies of the reports received and written representations from the Company’s executive officers, directors and holders of 10% of the common stock, the Company believes that, during fiscal year 2006, there were no forms filed late with the SEC.

BENEFICIAL OWNERSHIP OF SHARES

The following sets forth information regarding beneficial ownership of Common Stock and Preferred Stock as of May 1, 2007 with regard to: (i) each person known to be the beneficial owner of more than 5% of the outstanding Common Stock or Preferred Stock; (ii) each director of the Company, and (iii) all directors and executive officers of the Company as a group.

Named Beneficial Owner	Shares of Common Stock		Percent	Shares of Preferred Stock		Percent
Paul W. Lowden (1)	4,900,144	(2)	74.7%	810,000	(3)	18.4%
Suzanne Lowden	4,792	(4)	*	2,524	(5)	*
John W. Delaney	13,750		*	0		0
William J. Raggio	17,972		*	5,472		*
Howard Foster	5,300		*	14,700	(6)	*
Richard H. Taggart	1,700		*	*		*
Magten Asset Management Corp	0		0	371,120	(7)	8.4%
Plainfield Special Situations Master Fund	0		0	254,546	(8)	5.8%
David E. Shaw	0		0	361,000	(9)	8.2%
All Directors and Officers as a group (6 persons) (10)	4,943,658		75.4%	832,696		18.9%

*	Less than 1.0%

(1)	The address for Paul W. Lowden is c/o Archon Corporation, 4336 Losee Road, Suite 5, North Las Vegas, Nevada 89030. The shares owned by each person, or by the group, and the shares included in the total number of shares outstanding have been adjusted, and the percentage owned (where such percentage exceeds 1%) has been computed, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

(2)	Includes 1,732,470 shares held by LICO, which is wholly owned by Mr. Lowden and 279,510 shares that may be acquired upon the exercise of outstanding stock options.

(3)	Includes 804,941 shares held by LICO, which is wholly owned by Mr. Lowden.

(4)	Includes 4,521 shares held by Mrs. Lowden as custodian for a child and excludes shares beneficially owned by Mrs. Lowden reflected in the table.

(5)	Includes 1,262 shares held by Mrs. Lowden as custodian for a child and excludes shares beneficially owned by Mrs. Lowden reflected in the table.

(6)	Includes 14,700 shares owned by clients of Mr. Foster for which Mr. Foster has investment power but no pecuniary interest.

(7)	The address for Magten Asset Management Corp is 410 Park Avenue, New York, New York 10022. Mr. Talton Embry is the managing director of Magten Asset Management Corp.

(8)	The address for Plainfield Special Situations Master Fund is 55 Railroad Avenue, Greenwich, Connecticut 06830. The 254,546 shares were purchased by Master Fund, a private investment vehicle, formed for the purpose of investing and trading in a wide variety of securities and financial instruments. Asset Management is the manager of Master Fund and Mr. Max Holmes is the chief investment officer of Asset Management.

(9)	The address for Mr. Shaw is 120 W. 45th Street, Tower 45, 39th Floor, New York, New York 10036. Mr. Shaw does not own the Preferred Stock directly but by virtue of his position as president and sole shareholder of D. E. Shaw & Co., Inc. and other of his companies, he is deemed to be the beneficial owner of such shares.

(10)	The Company has been informed, but has not been able to verify, that an entity named Mercury Real Estate Advisors, LLC is the holder of a substantial interest in the Company’s preferred stock. This entity has not filed any reporting forms with the U.S. Securities and Exchange Commission and/or the Nevada Gaming Control Board that the Company has been made aware and as a result these preferred stock holdings cannot be verified and disclosure is made out of an abundance of caution. The address for this entity is believed to be Three River Road, Greenwich, Connecticut 06807.

EXECUTIVE COMPENSATION

Compensation Arrangements

The compensation committee of the Board approved Mr. Lowden’s compensation package for the fiscal year ended 2006, which provided for an annual base salary of $550,000. Additionally, in recognition of Mr. Lowden’s efforts, the compensation committee approved a bonus in the amount of $200,000 payable in bi-weekly installments throughout fiscal year 2007. Also included is Mr. Garner’s compensation as the Chief Financial Officer. There were no other executive officers serving as such at the end of the Company’s fiscal year ended September 30, 2006 that earned a total annual salary and bonus in excess of $100,000 during the fiscal year ended September 30, 2006.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compen- sation	Change In Pension Value and Nonqualified Deferred Compen- sation Earnings ($)(2)	All Other Compen- sation ($)(3)	Total($)
Paul W. Lowden,	2006	$750,000	$0	$0	$0	$3,300	$33,903	$787,203
President, CEO and	2005	750,000	0	0	0	2,975	61,871	814,846
Chairman of the Board	2004	771,154	0	0	0	3,250	76,505	850,909
John M. Garner (5)	2006	$115,000	$0	$0	$0	$1,725	$6,059	$122,784
Chief Financial Officer	2005	111,865	0	0	0	829	4,880	117,574
	2004	95,000	0	0	0	0	2,371	97,371

(1)	See “Compensation Arrangements with Mr. Lowden.” “Compensation” for Mr. Lowden in 2006 includes salary of $550,000 and bonus of $200,000. “Compensation” for Mr. Lowden in 2005 includes salary of $550,000 and bonus of $200,000. “Compensation” for Mr. Lowden in 2004 includes salary of $571,154 and bonus of $200,000.

(2)	Matching contributions made by the Company to the Retirement Savings 401(k) Plan for the benefit of Messrs. Lowden and Garner.

(3)	“All Other Compensation” for Mr. Lowden in fiscal 2006 includes $7,404 of life insurance premiums paid by the Company for the benefit of Mr. Lowden, auto and gas reimbursement of $4,017 for the benefit of Mr. Lowden, payment of $19,800 for household services for the benefit of Mr. Lowden and medical reimbursement of $2,682 for the benefit of Mr. Lowden. “All Other Compensation” for Mr. Lowden in fiscal 2005 includes $7,272 of life insurance premiums paid by the Company for the benefit of Mr. Lowden, auto and gas reimbursement of $5,413 for the benefit of Mr. Lowden, payment of $17,525 for household services for the benefit of Mr. Lowden and medical reimbursement of $31,661 for the benefit of Mr. Lowden. “All Other Compensation” for Paul W. Lowden in fiscal 2004 includes $7,404 of life insurance premiums paid by the Company for the benefit of Mr. Lowden, auto and gas reimbursement of $4,941 for the benefit of Mr. Lowden, payment of $31,356 for household services for the benefit of Mr. Lowden and medical reimbursement of $32,804 for the benefit of Mr. Lowden.

(4)	“All Other Compensation” for Mr. Garner in fiscal 2006 includes auto and gas reimbursement of $6,036 for the benefit of Mr. Garner and $23 of life insurance premiums paid by the Company for the benefit of Mr. Garner. “All Other Compensation” for Mr. Garner in fiscal 2005 includes auto and gas reimbursement of $4,880 for the benefit of Mr. Garner. “All Other Compensation” for John Garner in fiscal 2004 includes auto and gas reimbursement of $2,371 for the benefit of Mr. Garner.

(5)	Mr. Garner left the employment of the Company on January 19, 2007 and became a consultant for the Company.

2006 Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of	All Other Option Awards: Number of Securities	Exercise or Base Price Option	Grant Date for Fair Value of Stock and
Name	Grant Date	Threshold ($)	Target ($)	Max. ($)	Threshold (#)	Target (#)	Max. (#)	Stock or Units (#)	Underlying Options (#)	Awards ($/Sh)	Option Awards

No Option Grants Were Awarded During Fiscal 2006

The following reports of the compensation and audit committees and the performance graph that appears immediately following the reports shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, or incorporated by reference in any documents so filed:

COMPENSATION COMMITTEE’S REPORT ON EXECUTIVE COMPENSATION

It is the responsibility of the compensation committee to establish and review the Company’s executive compensation plans, programs and policies, monitor the performance and compensation of executive officers, and make recommendations to the Board concerning matters of executive compensation. This report is provided by the compensation committee of the Board to assist stockholders in understanding the objectives and procedures in establishing the compensation of the Company’s chief executive officer and other executive officers.

Compensation Policies Toward Executive Officers

The compensation committee recognizes that an executive compensation policy should be designed to provide competitive levels of compensation that integrate base salary and annual bonus with the Company’s annual and long-term goals, reward exceptional performance, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives. The compensation committee believes that in order to align the financial interest of the Company’s executives with that of its stockholders, a portion of its executives’ compensation should be tied to the achievement of long-term performance criteria. Performance criteria considered by the compensation committee reflects Company strategies.

The compensation committee reviews these criteria on a periodic basis to ensure their continued alignment with Company strategies. The Company granted stock options in the past to certain executives to similarly align their performance with Company strategies. The Company also maintains certain executive benefits that are considered necessary to offer fully competitive opportunities to its executives.

Chief Executive Officer Compensation

The compensation committee established Mr. Lowden’s annual base salary and annual incentive for fiscal year ended 2006 based upon a review of compensation of chief executives of similar casino and gaming companies, together with an evaluation of the Company’s results for fiscal year 2005. Mr. Lowden’s base salary and annual bonus were not increased in fiscal year 2006.

In evaluating the performance of Mr. Lowden, the compensation committee has considered performance measures that support Company strategies. The Company’s strategy has focused on strengthening its balance sheet by managing its assets, improving operations at the property in Laughlin, Nevada and evaluating development opportunities. Based on these considerations, the compensation committee approved Mr. Lowden’s compensation package for the fiscal year ended 2006.

Finally, we append our latest Compensation Committee Charter to this proxy as Appendix “1”.

COMPENSATION COMMITTEE OF THE BOARD

Respectfully Submitted,

William J. Raggio, Chairman John W. Delaney, Member

AUDIT COMMITTEE’S REPORT

As described more fully in its charter, the purpose of the audit committee is to assist the Board in its general oversight of the Company’s financial reporting, internal control and audit functions.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Ernst & Young LLP, who served as the Company’s independent registered public accounting firm for the financial year ended 2006, was responsible for performing an independent audit of the consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board. Commencing 2007, the firm of Piercy Bowler Taylor & Kern has been selected for this responsibility (see, below, in the section following this report for a further discussion of this firm).

The audit committee members’ functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the audit committee certify that the independent auditor is “independent” under applicable rules. The audit committee serves a Board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the audit committee’s members in business, financial and accounting matters.

Among other matters, the audit committee monitors the activities and performance of the Company’s internal and external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The audit committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent auditor. The audit committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of the Company’s financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the audit committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the audit committee generally oversees the Company’s internal compliance programs.

The audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditor. Management represented to the audit committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

The Company’s independent auditor also provided the audit committee with the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the audit committee discussed with the independent auditor that firm’s independence.

Following the audit committee’s discussions with management and the independent auditor, the audit committee recommended that the Board include the audited consolidated financial statements in the Company’s annual report on Form 10-K for the year ended September 30, 2006.

The audit committee has considered whether the provision by the former and current public accounting firm regarding non-audit services is compatible with maintaining the auditor’s independence.

Finally, we append our latest Audit Committee Charter to this proxy as Appendix “2”.

AUDIT COMMITTEE OF THE BOARD

Respectfully Submitted,

Howard E. Foster, Chairman William J. Raggio, Member Richard H. Taggart, Member

The following fees were billed by Ernst and Young LLP for audit, accounting and tax services provided to the Company for the fiscal years ended September 30, 2006, and 2005:

	2006	2005
Audit Fees:	$184,156	$158,272
Audit Related Fees	26,094	21,625
Tax Fees	0	0
All Other Fees	0	0

(1)	Audit Fees. Audit Fees are the aggregate fees billed for professional services rendered in connection with the engagement to audit the Company’s annual financial statements for the fiscal years ended September 30, 2006 and 2005 including the reviews of the financial statements included in the Company’s Form 10-Q’s for those fiscal years.

(2)	Audit-Related Fees. Audit related fees billed in fiscal years 2006 and 2005 are for professional services rendered in connection with the audit of the Company’s 401(k) retirement plan for the years ended December 31, 2005 and December 31, 2004, respectively.

(3)	Tax Fees. In 2006 and 2005, no fees were paid to former accountants Ernst & Young LLP for tax related work.

(4)	All Other Fees. In 2006 and 2005, no fees were paid to former accountants Ernst & Young LLP and Deloitte & Touche, respectively, pursuant to the “de-minimus” exception to the pre-approval policy permitted under the Securities and Exchange Act of 1934.

The Audit Committee Guidelines for Pre-Approval of Independent Auditor Services The audit committee is responsible for reviewing and approving, in advance, all audit and non-audit services of the independent auditor. The audit committee approved the engagement of former accountants Ernst & Young LLP to audit the financial statements of the Company and its subsidiaries for the fiscal year 2006 and to provide certain audit-related services to the Company. During the fiscal year ended September 30, 2006, all services provided by the external auditor were pre-approved by the Company’s Audit Committee.

On or about March 2007, the Company announced that its accountants for the prior fiscal year (2005-2006), Ernst & Young LLP, had elected to not undertake another year of auditing and accounting for the Company for reasons unrelated to the presentation of financial statements or auditing criteria. The Audit Committee interviewed and selected the firm of Piercy, Bowler, Taylor & Kern as the replacement auditors and independent registered public accounting firm to undertake the audit and independent accountants’ obligations for the current fiscal year (2006-07) on behalf of the Company. Also see: Proposal 2 of this proxy. This firm, located in Las Vegas, Nevada, has, for five consecutive years, received the highest marks possible from its independent peer reviewers on the effectiveness of its quality control system over accounting and auditing practices. The firm is engaged in a SEC practice and is experienced in auditing companies such as Archon Corporation. It is a member of the American Institute of CPAs’ Center for Public Company Audit Firms and is required to undergo an independent peer review (which consists of the most intense independent evaluation available of the effectiveness its system of quality control over its non-SEC accounting and auditing practice) and an inspection of its SEC audit practice by the Public Company Accounting Oversight Board, every three years. Additional information regarding this firm may be found on the Internet at http://www.pbtk.com.

PERFORMANCE GRAPH

The Performance Graph below provides a comparison of the cumulative total stockholder return of the Company with the Standard & Poor’s 500 Composite Stock Index and the Dow Jones Casino Index. This graph assumes the investment of $100 on September 30, 2001 in the Company and the two indices mentioned along with the reinvestment of dividends. The returns of the Company and each index have been weighted annually for their market capitalization on September 30 of each year.

Performance Graph. COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG

ARCHON CORPORATION, THE S & P 500 INDEX AND THE DOW JONES US GAMBLING INDEX

* $100 invested on 9/30/01 in stock or index-including reinvestment of dividends. Fiscal year ending September 30.

	9/01	9/02	9/03	9/04	9/05	9/06
Archon Corporation	$100.00	$82.26	$93.55	$225.81	$1,218.06	$1,061.29
S & P 500	100.00	79.51	98.91	112.63	126.43	140.08
Dow Jones US Gambling	100.00	156.78	198.86	276.50	298.39	376.62

CERTAIN RELATIONSHIPS AND TRANSACTIONS

The Company, through its Board of Directors and Committees, believes that the relationships noted below do not adversely impact the Company and the events mentioned below are on terms at least as favorable to the Company as would have been obtained from an unrelated third party.

Paul W. Lowden and Suzanne Lowden are each married to one another for 25 years.

The Company has entered into a Patent Rights and Royalty Agreement with David Lowden, brother of Paul W. Lowden, with respect to certain gaming technology for which David Lowden has been issued a patent. The Company has agreed to pay certain royalty payments with respect to the technology incorporated into gaming devices placed in operation, as well as costs related to maintain the patent. David Lowden granted the Company an exclusive five-year license which expired in January 2007 in the United States with respect to the technology, which automatically renews for additional two-year terms unless the Company terminates the agreement within thirty days prior to the renewal or the agreement is otherwise earlier terminated in accordance with its terms. The license automatically renewed for an additional two-year period now expiring in January 2009. The Company also has an understanding with David Lowden that it will pay for the costs of commercial development of the technology. As of March 31, 2007, the Company had expended approximately $0.4 million for commercial development of the technology. No costs have been expensed in the six months ended March 31, 2007.

During fiscal year 2001 through fiscal year 2003, the Company purchased an aggregate of $0.9 million of commercial and residential loans originally funded by J & J Mortgage to unaffiliated third parties. The loans were purchased by the Company for the principal amount, plus accrued interest, if any. J & J Mortgage is owned by LICO, which in turn is owned by Paul W. Lowden. John W. Delaney is the president of J & J Mortgage. At March 31, 2007, the Company was owed approximately $50,000 from J and J Mortgage.

William J. Raggio, a director of the Company, is a shareholder and member of the law firm of Jones Vargas. During fiscal years 2006 and 2005, the Company retained Jones Vargas to advise the Company regarding various legal matters, and the Company continues to engage Jones Vargas for legal representation. During fiscal year 2006, the Company made payments to the Law Firm of Jones Vargas in the amount of $29,668.

ANNUAL REPORT

Along with this proxy, we mailed our annual report on Form 10-K for fiscal year ending September 30, 2006, without supplemental exhibits, to each stockholder of record at the close of business on May 11, 2007, the Record Date. Should you not receive your copy, we will provide an additional copy of our annual report on Form 10-K, including exhibits if requested, upon the written request of any beneficial owner of our Common Stock or Preferred Stock as of the record date for the annual meeting. Any request should be addressed to the Assistant Secretary, Archon Corporation, 4336 Losee Road, Suite 5, North Las Vegas, Nevada 89030.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, any eligible stockholder (as defined below) of the Company wishing to have a proposal considered for inclusion in the Company’s proxy solicitation material for the 2008 annual meeting must set forth such proposal in writing and file it with the Secretary of the Company at the address below on or before the close of business on January 1, 2008. The Board will review any proposals from eligible stockholders which it receives by that date and will determine whether any such proposals will be included in its proxy solicitation materials for the 2008 annual meeting. An eligible stockholder is one who is the record or beneficial owner of at least 1% or $2,000 in market value of securities entitled to be voted on the proposal at that annual meeting, who has held the securities for at least one year and who continues to own such securities through the date on which the 2008 annual meeting will be held.

SOLICITATION OF PROXIES

The Company will bear the cost of this solicitation. Proxies may be solicited by mail, telephone or e-mail, or personally by directors, officers and regular employees of the Company, none of whom will receive any special compensation for such services. The Company will reimburse persons holding stock in their names or in the names of their nominees for reasonable expenses of forwarding proxy materials to their principals.

STOCKHOLDER COMMUNICATION WITH BOARD OF DIRECTORS

The Company’s stockholders may send communications to the Board by writing to the Chairman of the Board, Archon Corporation at 4336 Losee Road, Suite 5, North Las Vegas, Nevada 89030. The Company’s acceptance and forwarding of communications to the directors does not imply that the directors owe or assume duties to persons submitting the communications, the duties of the directors being only those prescribed by applicable law.

All communications will be relayed to the directors, except for the following types of communications:

•

communications regarding individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to stockholders or other constituencies of the Company, generally;

•	communications that advocate the Company’s engaging in illegal activities;

•	communications that, under community standards, contain offensive, scurrilous or abusive content; and

•	communications that have no rational relevance to the business or operations of the Company.

Communications addressed to directors may, at the direction of the directors, be shared with Company management.

BOARD ATTENDANCE AT ANNUAL MEETINGS

Currently, the Company does not have a policy regarding director attendance at annual meetings of stockholders. Normally, every sitting director is requested to appear and attend the annual meeting of stockholders either in person or telephonically. At the 2006 annual meeting of stockholders, all directors were present in person.

CODE OF ETHICS

Pursuant to Item 406 of Regulation S-K, the Company adopted a Code of Ethics governing the behavior of the Company’s principal executive and senior financial officers.

OTHER BUSINESS

The Board does not know of any other business that will be presented for consideration at the upcoming annual meeting. If any other business properly comes before the annual meeting or at any adjournment or postponement thereof, the proxy holders will vote in regard to the other business according to their discretion. The Company is not aware of any such other business.

FORWARD-LOOKING STATEMENTS

This proxy may contain forward-looking statements or the annual meeting in which this proxy relates may utilize forward-looking statements. Forward-looking statements can be identified by terminology such as words expressing beliefs, expectations, estimates, intentions, plans and similar words. Forward-looking statements are also statements that are not historical fact. Forward-looking statements involve risks and uncertainties. They are merely predictive or statements of probabilities, involving known and unknown risks, uncertainties and other factors. If one or more of these risks of uncertainties occurs or if the underlying assumptions prove incorrect, actual results in 2007 and beyond could differ materially from those expressed in or implied by the forward-looking statements. Although the Company believes its estimates and assumptions are reasonable, actual results could vary materially from those shown. Inclusion of forward-looking statements in this proxy statement does not constitute a representation by the Company, or any other person, that the indicated results will be achieved. Investors are cautioned not to place undue reliance on forward-looking statements.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Suzanne Lowden
Suzanne Lowden Assistant Secretary

June 1, 2007

APPENDIX “1” COMPENSATION COMMITTEE CHARTER

COMPENSATION COMMITTEE CHARTER OR ARCHON CORPORATION

Organization and Purpose of the Compensation Committee

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Archon Corporation (the “Company”) is to: (a) evaluate and make recommendations to the Board with respect to the compensation of Directors; (b) oversee and evaluate periodically the entire compensation arrangements between key executive officers and the Company; (c) establish certain employment agreements, change-in-control agreements and other agreements with key management staff and essential employees; and, (d) establish certain benefit and retirement plans for the officers, employees and directors of the Company.

Composition and Qualifications of Members of the Compensation Committee

•	The Committee shall be comprised of 2 (two) or more directors, the exact number to be determined from time-to-time by resolution of the Board.

•

Each member of the Committee shall be “independent” as required by applicable listing standards and any other legal requirements as shall from time to time be in effect. The Board of Directors shall, in the exercise of business judgment, determine the “independence” of directors for this purpose.

•	The Chairman of the Committee shall be designated by a majority vote of the entire Board.

•	Members of the Committee shall be designated by a majority vote of the entire Board.

•

Members of the Committee shall be designated annually by a majority vote of the entire Board (after considering any recommendations of the Committee) at the organizational meeting of the Board of Directors held in connection with the annual meeting of shareholders.

•	Vacancies on the Committee shall be filled by majority vote of the entire Board. By a majority vote of the entire Board, a member of the Committee may be removed.

Structure and Operation of the Compensation Committee

•	Two members of the Committee shall constitute a quorum.

•	The Committee may form and delegate authority to subcommittees when appropriate.

•

The Secretary of the Company, or in the absence of the Secretary such person as may be designated by the Chairman of the Committee, shall act as secretary and keep the minutes of all meeting(s) of the Committee.

•

The Committee shall meet in person or telephonically at least one (1) time each year at such times and places determined by the Chairman of the Committee, with further meetings to occur or actions to be taken by unanimous written consent, when deemed necessary or desirable by the committee or its Chairman.

•

The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the committee to provide such pertinent information as the Committee requests.

•	The Chairman of the Committee shall report to the Board at each meeting of the Board the deliberations, actions and recommendations of the Committee since the last Board meeting.

•

Except as expressly provided in this Charter, the By-laws of the Company or the Company’s policies, or as required by law, regulation or applicable listing standards, the committee shall establish its own rules of procedure.

Reports

•	The Compensation Committee shall report annually to the shareholders of the Company regarding its activities.

APPENDIX “2” AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE CHARTER OF ARCHON CORPORATION

Organization and Purpose of the Audit Committee

This charter governs the operations of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Archon Corporation (“the “Company”). The audit committee shall provide assistance to the Board in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to: the integrity of the Company’s financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of Company’s independent auditors; the independent auditor’s qualifications and independence; and the Company’s compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors and management of the Company.

Composition and Qualifications of Members of the Compensation Committee

The Committee shall be members of, and appointed by, the Board and shall comprise at least three (3) directors, each of whom is independent of management and the Company. Members of the Committee shall be considered independent as long as they do not accept any consulting, advisory or other compensatory fee (exclusive of director fees) from the Company and are not an affiliated person of the Company or its subsidiaries, and meet the independence requirements of applicable rules, laws and regulations under the Securities Exchange Act of 1934. All committee members shall be financially literate and, preferably, at least one member will be a financial expert.

Powers and Authority

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

Duties and Responsibilities

The primary responsibility of the Committee is to oversee the Company’s financial process on behalf of the board and report the results of its activities to the board. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior. The following shall be the principal duties and responsibilities of the Audit Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

The Committee shall be directly responsible for the appointment and termination, compensation and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting. The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services prescribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to demonstrate pre-approval authority has been delegated must be presented to the full Committee as its next regularly scheduled meeting.

At least annually, the Committee shall obtain and review a report by the independent auditors describing:

•	The auditors’ internal quality control procedures.

•

Any material issues raised by the most recent internal quality control review, or peer review, of the auditors or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues.

•	All relationships between the auditors and the Company (to assess the auditor’s independence).

In addition, the Committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations.

The Committee shall discuss with the independent auditors the overall scope and plans for its audit, including the adequacy of staffing and compensation. Also, the Committee shall discuss with management and the independent auditor the adequacy and effectiveness of the accounting and financial controls, including the Company’s policies and procedures to assess, monitor and manage business risks, and legal and ethical compliance programs. The Committee shall meet separately periodically with management and the independent auditors to discuss issues and concerns warranting Committee attention. The Committee shall provide sufficient opportunity for the independent auditors to meet privately with the members of the Committee. The Committee shall review with the independent auditor any audit problems or difficulties and management’s response.

The Committee shall receive regular reports from the independent auditor on the critical policies and practices of the Company, and all alternative treatments of financial information within accounting principles generally accepted in the United States that have been discussed with management.

The Committee shall review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditor’s report on management assertion.

The Committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

The Committee shall review the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company’s Quarterly Reports on Form 10-Q or amendments thereto. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire committee for the purposes of this review.

The Committee shall review with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), or any amendments thereto, including its judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in financial statements. Also the Committee shall discuss the results of the annual audit and any other matters required to be communicated by the Committee by the independent auditors under generally accepted auditing standards.

The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

The Committee shall receive reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

The Committee also prepares its report to be included in the Company’s annual proxy statement, as required by applicable law or SEC rules and/or regulations.

The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

Reports

The Committee shall report annually to the shareholders of the Company regarding its activities.

■

ARCHON CORPORATION

COMMON STOCK PROXY SOLICITED ON BEHALF OF THE BOARD OF

DIRECTORS OF ARCHON CORPORATION

The undersigned hereby appoints Paul W. Lowden and Suzanne Lowden, and each of them, as proxies, with full power of substitution to vote any and all shares of common stock, $0.01 par value (“Common Stock”), of Archon Corporation (the “Company”), which the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held at 10:00 a.m. Pacific Daylight Time on Friday, June 22, 2007 at the offices of the Law Firm of Jones Vargas, 3rd Floor South, 3773 Howard Hughes Parkway, Las Vegas, Nevada 89109, and at any adjournment or postponement thereof, as specified on the reverse side of this Common Stock proxy card. Holders of Common Stock of record as of May 11, 2007 will be entitled to vote with respect to matters presented to holders of Common Stock at this annual meeting.

(Continued and to be signed on the reverse side)

■	14475 ■

ANNUAL MEETING OF COMMON STOCKHOLDERS OF

ARCHON CORPORATION

June 22, 2007

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯  Please detach along perforated line and mail in the envelope provided.  ¯

■    10030000000000000000    3                                                                                          062207

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE REELECTION OF DIRECTOR AND “FOR” PROPOSAL 2.

PLEASE SIGN DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS
SHOWN HERE  ☒

1. Reelection of Director Suzanne Lowden to serve until 2010				2. Ratification of selection of Piercy Bowler Taylor & Kern as the independent registered public accounting firm and approval of the prior fiscal year’s financial statements.	FOR ☐	AGAINST ☐	ABSTAIN ☐
NOMINEE:
☐	FOR THE NOMINEE	Suzanne Lowden
☐	WITHHOLD AUTHORITY FOR THE NOMINEE

If the instructions don’t provide otherwise, shares of Common Stock represented by this Common Stock proxy will be voted for the nominee listed in Proposal 1, and Proposal 2 and in the discretion of the proxy holders with respect to any other matter properly presented to the holders of Common Stock at the 2007 annual meeting.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

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ARCHON CORPORATION

PREFERRED STOCK PROXY SOLICITED ON BEHALF OF THE BOARD OF

DIRECTORS OF ARCHON CORPORATION

The undersigned hereby appoints Paul W. Lowden and Suzanne Lowden, and each of them, as proxies, with full power of substitution to vote any and all shares of exchangeable redeemable preferred stock, $2.14 liquidation value (“Preferred Stock”), of Archon Corporation (the “Company”), which the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held at 10:00 a.m. Pacific Daylight Time on Friday, June 22, 2007 at the offices of the Law Firm of Jones Vargas, 3rd Floor South, 3773 Howard Hughes Parkway, Las Vegas, Nevada 89109, and at any adjournment or postponement thereof, as specified on the reverse side of this Preferred Stock proxy card. Holders of Preferred Stock of record as of May 11, 2007 will be entitled to vote with respect to matters presented to holders of Preferred Stock at this annual meeting.

(Continued and to be signed on the reverse side)

■	14475 ■

ANNUAL MEETING OF PREFERRED STOCKHOLDERS OF

ARCHON CORPORATION

June 22, 2007

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê  Please detach along perforated line and mail in the envelope provided.  ê

■        10000000000000000000    9                                                 062207

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE REELECTION OF DIRECTOR.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Reelection of Special Director Richard H. Taggart to serve until 2010				If the instructions don’t provide otherwise, shares of Preferred Stock represented by this Preferred Stock proxy will be voted for the nominee listed in Proposal and in the discretion of the proxy holders with respect to any other matter properly presented to the holders of Preferred Stock at the 2007 annual meeting.
NOMINEE:
☐	FOR THE NOMINEE	Richard H. Taggart

☐	WITHHOLD AUTHORITY FOR THE NOMINEE

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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